                                ACQUISITION NOTE

$3,388,235.30                                                 New York, New York
                                                                    May 21, 1997

      FOR VALUE RECEIVED, the undersigned, WINDY HILL PET FOOD COMPANY, INC., a Minnesota corporation and successor by merger to Windy Hill Pet Food Acquisition Co. (the "Borrower"), hereby unconditionally promises to pay to the order of NATIONSBANK OF TENNESSEE, N.A. (the "Lender") at the office of Credit Suisse First Boston, located at 11 Madison Avenue, New York, New York 10010, in lawful money of the United States of America and in immediately available funds, on the Termination Date the principal amount of (a) THREE MILLION THREE HUNDRED EIGHTY-EIGHT THOUSAND TWO HUNDRED THIRTY-FIVE DOLLARS AND THIRTY CENTS ($3,388,235.30), or, if less, (b) the aggregate unpaid principal amount of all Acquisition Loans made by the Lender to the Borrower pursuant to subsection 3.1 of the Credit Agreement, as hereinafter defined. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 5.2 and 5.4 of such Credit Agreement.

      The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Acquisition Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Acquisition Loan.

      This Note (a) is one of the Acquisition Loan Notes referred to in the Credit Agreement dated as of May 21, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Windy Hill Pet Food Acquisition Co., the Lender, the other banks and financial institutions from time to time parties thereto, Credit Suisse First Boston, as administrative agent and The Chase Manhattan Bank, as documentation agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

      Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note may become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

      All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

      Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

      THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                                        WINDY HILL PET FOOD COMPANY, INC.

                                        By: /s/ M. Laurie Cummings
                                           ----------------------------
                                        Name: M. Laurie Cummings
                                        Title: Vice President

                                                                      Schedule A
                                                        to Acquisition Loan Note
                                                        ------------------------

                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

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                                Amount                               Amount of ABR Loans
                             Converted to   Amount of Principal of       Converted to       Unpaid Principal Balance   Notation
Date   Amount of ABR Loans     ABR Loans       ABR Loans Repaid        Eurodollar Loans           of ABR Loans         Made By

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

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

                                                                      Schedule B
                                                        to Acquisition Loan Note
                                                        ------------------------

      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

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                                           Interest Period      Amount of         Amount of
           Amount of         Amount        and Eurodollar      Principal of       Eurodollar          Unpaid Principal
          Eurodollar      Converted to       Rate with       Eurodollar Loans   Loans Converted     Balance of Eurodollar   Notation
Date        Loans       Eurodollar Loans   Respect Thereto       Repaid           to ABR Loans               Loans           Made By

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

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